Exhibit 99.A
                                AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated


          Payment Date: 16 November, 1998.
          Calculation Date: 9 November, 1998.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          --------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Balance on
                                                               Prior Balance        Deposits         Withdrawals    Calculation Date
          --------------------------------------------------------------------------------------------------------------------------
                                                                  8-Oct-98                                             9-Nov-98

          Lessee Funded Account                                           0.00               0.00             (0.00)           0.00
          Expense Account (note ii)                               2,556,163.14      11,562,069.22    (13,352,549.90)     765,682.46
          Collection Account (note iii)                         218,656,964.83      43,960,902.32    (46,518,802.83) 216,099,064.32
          --------------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                              40,000,000.00                                        40,000,000.00
           -  Maintenance Reserve                                80,000,000.00                                        80,000,000.00
           -  Security Deposit                                   51,998,162.00                                        52,138,162.00
           -  Other Collections (net of interim withdrawals)     46,658,802.83                                        43,960,902.32
          --------------------------------------------------------------------------------------------------------------------------
                                                              ----------------------------------------------------------------------
          Total                                                 221,213,127.97      55,522,971.54    (59,871,352.73) 216,864,746.78
          --------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

          ----------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (Oct 08,1998)                                    2,556,163.14
          Transfer from Collection Account (previous Payment Date)                              11,536,159.66
          Transfer from Collection Account (interim deposit)                                             0.00
          Interest Earned during period                                                             25,909.56
          Payments during period between prior Calculation Date
            and the relevant Calculation Date:
           - Payments on previous Payment Date                                                  (2,438,666.81)
           - Other payments                                                                    (10,913,883.09)
                                                                                             -----------------
          Balance on relevant Calculation Date (Nov 09, 1998)                                      765,682.46
          ----------------------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

          ----------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (Oct 08, 1998)                                 218,656,964.83
          Collections during period                                                             43,917,182.47
          Swap receipts (previous Payment Date)                                                     43,719.85
          Transfer to Expense Account  (previous Payment Date)                                 (11,536,159.66)
          Transfer to Expense Account  (interim withdrawal)
          Net transfer to Lessee Funded Accounts
          Aggregate Certificate Payments (previous Payment Date)                               (34,518,802.83)
          Swap payments (previous Payment Date)                                                   (463,840.34)
                                                                                             -----------------
          Balance on relevant Calculation Date (Nov 09, 1998)                                  216,099,064.32
          ----------------------------------------------------------------------------------------------------



(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

===============================================================================

                ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                Priority of Payments
             (i)Required Expense Amount                          17,127,894.74
            (ii)a) Class A Interest                              11,414,628.95
                b) Swap Payments                                    637,787.72
           (iii)First Collection Account Top-up                 120,000,000.00
            (iv)Minimum Hedge Payment                                     0.00
             (v)Class A Minimum Principal                                 0.00
            (vi)Class B Interest                                  1,744,213.09
           (vii)Class B Minimum Principal                         1,163,938.56
          (viii)Class C Interest                                  2,509,435.94
            (ix)Class D Interest                                  3,625,000.00
             (x)Second Collection Account Top-up                 50,844,504.00
            (xi)Class A Principal Adjustment Amount                       0.00
           (xii)Class C Scheduled Principal                         975,000.00
          (xiii)Class D Scheduled Principal                               0.00
           (xiv)Modification Payments                                     0.00
            (xv)Soft Bullet Note Step-up Interest                         0.00
           (xvi)Class E Minimum Interest                            492,684.17
          (xvii)Supplemental Hedge Payment                                0.00
         (xviii)Class B Supplemental Principal                            0.00
           (xix)Class A Supplemental Principal                    6,329,659.61
            (xx)Class D Outstanding Principal                             0.00
           (xxi)Class C Outstanding Principal                             0.00
          (xxii)Class E Supplemental Interest                             0.00
         (xxiii)Class B Outstanding Principal                             0.00
          (xxiv)Class A Outstanding Principal                             0.00
           (xxv)Class E Accrued Unpaid Interest                           0.00
          (xxvi)Class E Outstanding Principal                             0.00
         (xxvii)Charitable Trust                                          0.00
                                                            -------------------
Total Payments with respect to Payment Date                     216,864,746.78
      Less Collection Account Top-Ups ((iii) and (x)above)     (170,844,504.00)
                                                            ===================
                                                                 46,020,242.78
                                                            ===================

===============================================================================




(iv) PAYMENT ON THE CERTIFICATES

     -------------------------------------------------------------------------------------------------------------------------------
     (a)  FLOATING RATE CERTIFICATES                        A-4              A-6              A-7              A-8          Class B
          Applicable LIBOR                             5.40859%         5.40859%         5.40859%         5.40859%         5.40859%
          Applicable Margin                            0.62000%         0.34000%         0.26000%         0.37500%         0.75000%
          Applicable Interest Rate                     6.02859%         5.74859%         5.66859%         5.78359%         6.15859%
          Interest Amount Payable                  1,071,749.33     3,972,890.73     2,771,310.67     3,598,678.22     1,744,213.09
          Step Up Interest Amount                          0.00             0.00             0.00             0.00             0.00

          Opening Principal Balance              200,000,000.00   777,495,362.49   550,000,000.00   700,000,000.00   318,618,340.04
          Minimum Principal Payment Amount                 0.00             0.00             0.00             0.00     1,163,938.56
          Adjusted Principal Payment Amount                0.00             0.00             0.00             0.00             0.00
          Supplemental Principal Payment Amount            0.00     6,329,659.61             0.00             0.00             0.00
          Total Principal Distribution Amount              0.00     6,329,659.61             0.00             0.00     1,163,938.56
          Redemption Amount
           - amount allocable to principal                 0.00             0.00             0.00             0.00             0.00
           - premium allocable to premium                  0.00             0.00             0.00             0.00             0.00
                                                ------------------------------------------------------------------------------------
          Outstanding Principal Balance
            (Nov 16,1998)                        200,000,000.00   771,165,702.88   550,000,000.00   700,000,000.00   317,454,401.48
     -------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------
     (b)  FIXED RATE CERTIFICATES                                   Class C          Class D
          Applicable Interest Rate                                  8.1500%         10.8750%
          Interest Amount Payable                              2,509,435.94     3,625,000.00

          Opening Principal Balance                          369,487,500.00   400,000,000.00
          Scheduled Principal Payment Amount                     975,000.00             0.00
          Redemption Amount
           - amount allocable to principal                             0.00             0.00
           - amount allocable to premium                               0.00             0.00
          Actual Pool Factor                                      0.9827000        1.0000000
                                                          -----------------------------------
          Outstanding Principal Balance (Nov 16, 1998)       368,512,500.00   400,000,000.00
     ----------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                  n/a              n/a
       in the event of a partial redemption




(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------------------------------------------
                                     A-4              A-6              A-7                A-8           Class B
     Applicable LIBOR           5.27781%         5.27781%         5.27781%           5.27781%          5.27781%
     Applicable Margin          0.62000%         0.34000%         0.26000%           0.37500%          0.75000%
     Applicable Interest Rate   5.89781%         5.61781%         5.53781%           5.65281%          6.02781%
------------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                         A-4              A-6              A-7                A-8           Class B

     Opening Principal Amount                       2,000.00         7,774.95         5,500.00           7,000.00          3,186.18
     Total Principal Payments                           0.00            63.30             0.00               0.00             11.64
                                           -----------------------------------------------------------------------------------------
     Closing Outstanding Principal Balance          2,000.00         7,711.66         5,500.00           7,000.00          3,174.54

     Total Interest                                    10.72            39.73            27.71              35.99             17.44
     Total Premium                                      0.00             0.00             0.00               0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                  Class C           Class D

     Opening Principal Amount                    3,694.88          4,000.00
     Total Principal Payments                        9.75              0.00
                                   -----------------------------------------
     Outstanding Principal Balance               3,685.13          4,000.00

     Total Interest                                 25.09             36.25
     Total Premium                                   0.00              0.00
----------------------------------------------------------------------------